UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2016

MANNATECH, INCORPORATED
 (Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 31, 2016, Mannatech, Incorporated (the “Company”) issued a press release announcing that its Board of Directors authorized the Company to begin the repurchase of up to $0.5 million of the Company’s common shares from time to time in the open market.  A copy of the press release is furnished as Exhibit 99.1 to this report and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit
99.1*	Press Release, dated August 31, 2016.

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNATECH, INCORPORATED

By:	/s/ David A. Johnson
David A. Johnson
Chief Financial Officer

Dated:  August 31, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press Release, dated August 31, 2016.

*Furnished herewith.